Exhibit 12

                             SCHRODER CAPITAL FUNDS
                                 ANNUAL REPORT
                                  MAY 31, 1998
                   SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
                        SCHRODER GLOBAL GROWTH PORTFOLIO
                           SCHRODER EM CORE PORTFOLIO

 REPORT OF INDEPENDENT ACCOUNTANTS                                  MAY 31, 1998

- ------------------------------------------------------------------------------

         To Trustees and Investors of Schroder Capital Funds

         In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of three portfolios of Schroder Capital Funds: Schroder U.S. Smaller Companies Portfolio, Schroder Global Growth Portfolio and Schroder EM Core Portfolio (collectively the "Portfolios"), at May 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (herein referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

         PricewaterhouseCoopers LLP
         Boston, Massachusetts
         July 21, 1998

                                                          SCHRODER CAPITAL FUNDS

 STATEMENTS OF ASSETS AND LIABILITIES                               MAY 31, 1998

- ------------------------------------------------------------------------------

                                                      SCHRODER       SCHRODER
                                                    U.S. SMALLER      GLOBAL        SCHRODER
                                                      COMPANIES       GROWTH        EM CORE
                                                      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                    -------------   -----------   ------------
ASSETS:
  Investments (Note 2):
    Investments at cost...........................  $292,812,680    $2,333,587    $ 26,482,507
    Net unrealized appreciation (depreciation)....    39,290,499       216,577      (2,346,374)
                                                    -------------   -----------   ------------
TOTAL INVESTMENTS AT VALUE........................   332,103,179     2,550,164      24,136,133

  Cash and cash equivalents (Note 2)..............    19,665,550       604,726       2,606,408
  Receivable for securities sold..................     5,128,850             -          71,010
  Receivable for forward foreign currency
    contracts, net (Note 2).......................             -         6,062               -
  Receivable from administrator (Notes 3 and 6)...             -        71,973
  Receivable for dividends, tax reclaims and
    interest......................................       140,278         7,886         139,532
  Organization costs, net of amortization (Note
    2)............................................        16,078           851             859
                                                    -------------   -----------   ------------
TOTAL ASSETS......................................   357,053,935     3,241,662      26,953,942
                                                    -------------   -----------   ------------

LIABILITIES:
  Payable for securities purchased................       975,262         8,947         131,306
  Payable to adviser (Note 3).....................       184,522             -          13,351
  Payable to other related parties (Note 3).......        90,730        69,209          78,277
  Accrued expenses and other liabilities..........             -           974             973
                                                    -------------   -----------   ------------
TOTAL LIABILITIES.................................     1,250,514        79,130         223,907
                                                    -------------   -----------   ------------
NET ASSETS........................................  $355,803,421    $3,162,532    $ 26,730,035
                                                    -------------   -----------   ------------
                                                    -------------   -----------   ------------

See Notes to Financial Statements.                        SCHRODER CAPITAL FUNDS

 STATEMENTS OF OPERATIONS                      FOR THE PERIOD ENDED MAY 31, 1998

- ------------------------------------------------------------------------------

                                          SCHRODER U.S.
                                             SMALLER        SCHRODER        SCHRODER
                                            COMPANIES     GLOBAL GROWTH      EM CORE
                                            PORTFOLIO     PORTFOLIO(a)    PORTFOLIO(b)
                                          -------------   -------------   -------------
INVESTMENT INCOME:
  Dividend income(c)....................  $  1,309,477    $     15,815    $    282,910
  Interest income.......................       709,293          17,416         153,053
                                          -------------   -------------   -------------
TOTAL INVESTMENT INCOME.................     2,018,770          33,231         435,963
                                          -------------   -------------   -------------
EXPENSES:
  Advisory (Note 3).....................     1,419,439           8,177         155,546
  Administration (Note 3)...............            --           2,453          15,555
  Subadministration (Note 3)............       177,430          15,685          14,658
  Interestholder recordkeeping (Note
    3)..................................        12,241           7,614           7,208
  Custody...............................        30,609          17,419         105,578
  Accounting (Note 3)...................        40,000          37,742          40,323
  Legal.................................        31,723             342           3,435
  Audit.................................        34,169          17,550          20,250
  Trustees' fees........................         6,999              60             599
  Amortization of organization costs
    (Note 2)............................         5,017             123             115
  Miscellaneous.........................        26,575           3,783           7,532
                                          -------------   -------------   -------------
TOTAL EXPENSES..........................     1,784,202         110,948         370,799

  Fees waived and expenses reimbursed
    (Note 6)............................             -         (97,061)       (145,187)
                                          -------------   -------------   -------------
NET EXPENSES............................     1,784,202          13,887         225,612
                                          -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)............       234,568          19,344         210,351
                                          -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 FROM INVESTMENTS:
Net Realized Gain (Loss) from:
  Securities............................     6,355,034         (34,123)       (490,158)
  Foreign currency......................             -           3,791         (28,826)
                                          -------------   -------------   -------------
      Net Realized Gain (Loss) from
       Investments......................     6,355,034         (30,332)       (518,984)
Net Change in Unrealized Appreciation
 (Depreciation) from:
  Securities............................    28,258,572         216,577      (2,346,374)
  Foreign currency......................             -           6,630            (188)
                                          -------------   -------------   -------------
      Net Change in Unrealized
       Appreciation (Depreciation) from
       Investments......................    28,258,572         223,207      (2,346,562)
                                          -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 FROM INVESTMENTS.......................    34,613,606         192,875      (2,865,546)
                                          -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............  $ 34,848,174    $    212,219    $ (2,655,195)
                                          -------------   -------------   -------------
                                          -------------   -------------   -------------
(a) Commenced operations on October 15, 1997.
(b) Commenced operations on October 30, 1997.
(c) Net of unrecoverable foreign
 withholding taxes of...................  $          -    $      2,363    $     24,069


See Notes to Financial Statements.                        SCHRODER CAPITAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS

- ------------------------------------------------------------------------------

                                                                                          SCHRODER U.S.        SCHRODER
                                                                                        SMALLER COMPANIES    GLOBAL GROWTH
                                                                                          PORTFOLIO (a)      PORTFOLIO (b)
                                                                                       -------------------  ---------------
NET ASSETS, AUGUST 15, 1996..........................................................     $           -       $         -
                                                                                       -------------------  ---------------
                                                                                       -------------------  ---------------

OPERATIONS:
  Net investment income (loss).......................................................            22,137                 -
  Net realized gain (loss) from investments sold.....................................           735,049                 -
  Net change in unrealized appreciation (depreciation) from investments..............         2,952,095                 -
                                                                                       -------------------  ---------------
  Net increase (decrease) in net assets resulting from operations....................         3,709,281                 -
                                                                                       -------------------  ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
  Contributions......................................................................        26,247,304                 -
  Withdrawals........................................................................        (1,027,108)                -
                                                                                       -------------------  ---------------
  Net increase (decrease) from transactions in investors' beneficial interests.......        25,220,196                 -
                                                                                       -------------------  ---------------
  Net increase (decrease) in net assets..............................................        28,929,477                 -
                                                                                       -------------------  ---------------

NET ASSETS, OCTOBER 31, 1996.........................................................        28,929,477                 -
                                                                                       -------------------  ---------------
OPERATIONS:
  Net investment income (loss).......................................................            77,349                 -
  Net realized gain (loss) from investments sold.....................................         2,311,789                 -
  Net change in unrealized appreciation (depreciation) from investments..............         8,079,833                 -
                                                                                       -------------------  ---------------
  Net increase (decrease) in net assets resulting from operations....................        10,468,971                 -
                                                                                       -------------------  ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
  Contributions......................................................................        69,106,539                 -
  Withdrawals........................................................................        (5,119,729)                -
                                                                                       -------------------  ---------------
  Net increase (decrease) from transactions in investors' beneficial interests.......        63,986,810                 -
                                                                                       -------------------  ---------------
  Net increase (decrease) in net assets..............................................        74,455,781                 -
                                                                                       -------------------  ---------------

NET ASSETS, MAY 31, 1997.............................................................       103,385,258                 -
                                                                                       -------------------  ---------------
OPERATIONS:
  Net investment income (loss).......................................................           234,568            19,344
  Net realized gain (loss) from investments sold.....................................         6,355,034           (30,332)
  Net change in unrealized appreciation (depreciation) from investments..............        28,258,572           223,207
                                                                                       -------------------  ---------------
  Net increase (decrease) in net assets resulting from operations....................        34,848,174           212,219
                                                                                       -------------------  ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
  Contributions......................................................................       228,163,060         3,070,201
  Withdrawals........................................................................       (10,593,071)         (119,888)
                                                                                       -------------------  ---------------
  Net increase (decrease) from transactions in investors' beneficial interests.......       217,569,989         2,950,313
                                                                                       -------------------  ---------------
  Net increase (decrease) in net assets..............................................       252,418,163         3,162,532
                                                                                       -------------------  ---------------

NET ASSETS, MAY 31, 1998.............................................................     $ 355,803,421       $ 3,162,532
                                                                                       -------------------  ---------------
                                                                                       -------------------  ---------------

                                                                                         SCHRODER
                                                                                          EM CORE
                                                                                       PORTFOLIO(c)
                                                                                       -------------
NET ASSETS, AUGUST 15, 1996..........................................................   $         -
                                                                                       -------------
                                                                                       -------------
OPERATIONS:
  Net investment income (loss).......................................................             -
  Net realized gain (loss) from investments sold.....................................             -
  Net change in unrealized appreciation (depreciation) from investments..............             -
                                                                                       -------------
  Net increase (decrease) in net assets resulting from operations....................             -
                                                                                       -------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
  Contributions......................................................................
  Withdrawals........................................................................             -
                                                                                       -------------
  Net increase (decrease) from transactions in investors' beneficial interests.......             -
                                                                                       -------------
  Net increase (decrease) in net assets..............................................             -
                                                                                       -------------
NET ASSETS, OCTOBER 31, 1996.........................................................             -
                                                                                       -------------
OPERATIONS:
  Net investment income (loss).......................................................             -
  Net realized gain (loss) from investments sold.....................................             -
  Net change in unrealized appreciation (depreciation) from investments..............             -
                                                                                       -------------
  Net increase (decrease) in net assets resulting from operations....................             -
                                                                                       -------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
  Contributions......................................................................
  Withdrawals........................................................................
                                                                                       -------------
  Net increase (decrease) from transactions in investors' beneficial interests.......             -
                                                                                       -------------
  Net increase (decrease) in net assets..............................................             -
                                                                                       -------------
NET ASSETS, MAY 31, 1997.............................................................             -
                                                                                       -------------
OPERATIONS:
  Net investment income (loss).......................................................       210,351
  Net realized gain (loss) from investments sold.....................................      (518,984)
  Net change in unrealized appreciation (depreciation) from investments..............    (2,346,562)
                                                                                       -------------
  Net increase (decrease) in net assets resulting from operations....................    (2,655,195)
                                                                                       -------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
  Contributions......................................................................    39,419,804
  Withdrawals........................................................................   (10,034,574)
                                                                                       -------------
  Net increase (decrease) from transactions in investors' beneficial interests.......    29,385,230
                                                                                       -------------
  Net increase (decrease) in net assets..............................................    26,730,035
                                                                                       -------------
NET ASSETS, MAY 31, 1998.............................................................   $26,730,035
                                                                                       -------------
                                                                                       -------------

(a) Commenced operations on August 15, 1996.
(b) For the period October 15, 1997 (commencement of operations) through May 31, 1998.
(c) For the period October 30, 1997 (commencement of operations) through May 31, 1998.

See Notes to Financial Statements.                        SCHRODER CAPITAL FUNDS

  FINANCIAL HIGHLIGHTS

- ------------------------------------------------------------------------------

                                                        RATIO TO AVERAGE
                                                         NET ASSETS (a)
                                          ---------------------------------------------
                                               NET                                                           AVERAGE
                                           INVESTMENT                         GROSS         PORTFOLIO      COMMISSION
                                          INCOME (LOSS)   NET EXPENSES      EXPENSES      TURNOVER RATE     RATE (b)
                                          -------------   -------------   -------------   -------------   -------------
 SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------------
  June 1, 1997 to May 31, 1998..........       0.10%           0.75%           0.75%          54.98%        $0.0582
  November 1, 1996 to May 31, 1997......       0.22%           0.85%           0.95%          34.45%         0.0584
  August 15, 1996(c) to October 31,
    1996................................       0.50%           0.85%           1.31%          17.30%         0.0562
 SCHRODER GLOBAL GROWTH PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------------
  October 15, 1997(c) to May 31, 1998...       1.18%           0.85%           6.81%          13.82%        $0.0355
 SCHRODER EM CORE PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------------
  October 30, 1997(c) to May 31, 1998...       1.35%           1.45%           2..38%          22.97%        $0.0039

(a) Annualized.

(b) Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities on which commissions are charged.

(c) Commencement of operations.

See Notes to Financial Statements.                        SCHRODER CAPITAL FUNDS

 NOTES TO FINANCIAL STATEMENTS                                      MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 1. ORGANIZATION

Schroder Capital Funds ("Schroder Core") was organized as a Delaware business trust on September 7, 1995. Schroder Core, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), currently has eight investment portfolios. Included in this report are Schroder U.S. Smaller Companies Portfolio, Schroder Global Growth Portfolio and Schroder EM Core Portfolio (each a "Portfolio" and collectively the "Portfolios"). Schroder U.S. Smaller Companies Portfolio is a diversified portfolio that commenced operations on August 15, 1996. Schroder Global Growth Portfolio and Schroder EM Core Portfolio are non-diversified portfolios that commenced operations on October 15, 1997 and October 30, 1997, respectively. Under its Trust Instrument, Schroder Core is authorized to issue an unlimited number of interests without par value. Interests in the Portfolios are sold in private placement transactions without any sales charges to qualified investors, including open-end, management investment companies.

 NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, that require management to make certain estimates and assumptions which affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the
Portfolios:

SECURITY VALUATION--Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Domestic short-term investments, having a maturity of 60 days or less, generally are valued at amortized cost which approximates market value. Foreign currency denominated short-term investments are valued at local amortized cost and then translated into U.S. dollars. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board of Trustees. Fair valued securities represented approximately 1.07% of the Schroder EM Core Portfolio's total investments at May 31, 1998.

CASH EQUIVALENTS--The Portfolios consider all balances and the related interest income in money market sweep vehicles to be cash equivalents.

SECURITY TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date. With respect to dividends on foreign securities, certain instances may arise where a Portfolio is not notified of a dividend until after the ex-dividend date has passed. In these instances a dividend is recorded as soon as the Portfolio is informed of the dividend. Dividend income is recorded net of unrecoverable withholding tax. Interest income, including amortization of discount or premium, is recorded as earned. Identified cost of investments sold is used to determine realized gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Schroder Global Growth Portfolio and Schroder EM Core Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio against the effect of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on contracts that have terminated by settlement or by the Portfolios entering into offsetting commitments.

REPURCHASE AGREEMENTS--The Portfolios may invest in repurchase agreements. The Portfolios through their custodian, receive delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolios may have difficulties with the disposition of any securities held as collateral.

EXPENSE ALLOCATION--Schroder Core accounts separately for the assets and liabilities and operation of each Portfolio. Expenses that are directly attributable to more than one Portfolio are allocated among the respective Portfolios in proportion to each Portfolio's net assets.

ORGANIZATIONAL COSTS--Costs incurred by each Portfolio in connection with its organization are amortized on a straight line basis over a five-year period.

 NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER--Schroder Capital Management International Inc. ("SCMI") is the investment adviser to each of the Portfolios. Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive from Schroder U.S. Smaller Companies Portfolio, Schroder Global Growth Portfolio and Schroder EM Core Portfolio an annual fee, payable monthly, of 0.60%, 0.50% and 1.00%, respectively, of each Portfolio's average daily net assets.

                                                          SCHRODER CAPITAL FUNDS

 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES (CONCLUDED)

ADMINISTRATOR AND SUBADMINISTRATOR--On behalf of the Portfolios, Schroder Core has entered into an Administration Agreement with Schroder Fund Advisors Inc. ("SFA") which entitles SFA to receive from Schroder Global Growth Portfolio and Schroder EM Core Portfolio an annual fee, payable monthly, at a rate of 0.15% and 0.10%, respectively, of each Portfolio's average daily net assets. In addition, Schroder Core has entered into a Subadministration Agreement with Forum Administrative Services, LLC ("FAdS") under which FAdS is entitled to receive from Schroder U.S. Smaller Companies Portfolio, Schroder Global Growth Portfolio and Schroder EM Core Portfolio an annual fee, payable monthly, of 0.075% of each Portfolio's average daily net assets subject to an annual minimum of $25,000.

OTHER SERVICE PROVIDERS--Forum Accounting Services, LLC ("FAcS") performs portfolio accounting services for the Schroder U.S. Smaller Companies Portfolio, Schroder Global Growth Portfolio and Schroder EM Core Portfolio and is entitled to receive compensation for those services in the amounts of $36,000, $60,000 and $60,000 per year, respectively, plus certain other charges, based upon the number and types of portfolio transactions. FAcS also provides interestholder recordkeeping services to the Portfolios for which it receives, from Schroder Core, $12,000 per year per Portfolio plus certain other charges.

 NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from sales of securities (excluding short-term securities) for the period ended May 31, 1998 were as follows:

                                               COST OF              PROCEEDS
                                              PURCHASES            FROM SALES
                                          ------------------   ------------------
Schroder U.S. Smaller Companies
 Portfolio..............................  $      321,269,356   $      118,490,742
Schroder Global Growth Portfolio........           2,816,305              448,595
Schroder EM Core Portfolio..............          31,575,645            4,697,232

For federal income tax purposes, the tax basis of investment securities owned,

the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation as of May 31, 1998 were as follows:

                                                 TAX               UNREALIZED           UNREALIZED        NET APPRECIATION
                                                BASIS             APPRECIATION         DEPRECIATION        (DEPRECIATION)
                                          ------------------   ------------------   ------------------   ------------------
Schroder U.S. Smaller Companies
 Portfolio..............................  $      292,802,767   $      54,156,312    $      14,855,900    $      39,300,412
Schroder Global Growth Portfolio........           2,333,656             359,016              142,508              216,508
Schroder EM Core Portfolio..............          26,526,803           1,321,048            3,711,718           (2,390,670)

 NOTE 5. FEDERAL TAXES

The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gain and loss of the Portfolios are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Portfolios, regardless of whether such interest, dividends or gain have been distributed by the Portfolios.

Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

                                                          SCHRODER CAPITAL FUNDS

 NOTES TO FINANCIAL STATEMENTS (CONCLUDED)                          MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 6. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

For the period ended May 31, 1998, Schroder Core's service providers voluntarily waived and/or reimbursed the following fees or expenses:

                                                                                                              EXPENSES
                                                                  FEES WAIVED                                REIMBURSED
                                                        -------------------------------                  ------------------
                                                 SCMI                 SFA                  FAdS                 SFA
                                               --------              ------              -------         ------------------
Schroder Global Growth Portfolio........  $            8,177   $            2,453   $           14,458   $          71,973
Schroder EM Core Portfolio..............             142,195                   --                2,992                  --

 NOTE 7. CONCENTRATION OF RISK

Schroder Global Growth Portfolio and Schroder EM Core Portfolio may invest more than 25% of their total assets in issuers located in any one country. To the extent that they do so, the Portfolios are susceptible to a range of factors that could adversely affect that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in one country, the value of a Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. Schroder Global Growth Portfolio and Schroder EM Core Portfolio invest in countries with limited or developing capital markets. Investments in these markets may involve greater risks than investments in more developed markets.

                                                          SCHRODER CAPITAL FUNDS

 SCHEDULES OF INVESTMENTS                                           MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

- -----------------------------------------------------------------
                SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCK (93.3%)
BASIC MATERIALS (3.1%)
      98,250    AMCOL International Corp.                 $     1,350,938
     110,200    Ball Corp.                                      4,346,013
      87,500    Ferro Corp.                                     2,504,688
     118,300    Galey & Lord, Inc.(a)                           2,927,925
                                                          ---------------
                                                               11,129,564
                                                          ---------------
CAPITAL GOODS/CONSTRUCTION (6.8%)
      69,800    Aeroquip-Vickers, Inc.                          4,310,150
     159,200    Aftermarket Technology Corp.(a)                 2,726,300
     128,600    Donaldson Co., Inc.                             2,805,088
      58,800    Essex International, Inc.(a)                    1,444,275
      92,200    Harsco Corp.                                    4,022,225
      97,000    Tracor, Inc.(a)                                 3,831,500
     111,400    Triangle Pacific Corp.(a)                       4,915,530
                                                          ---------------
                                                               24,055,068
                                                          ---------------
CONSUMER CYCLICAL (22.7%)
     126,000    800-JR CIGAR, Inc.(a)                           2,504,250
      96,300    American Italian Pasta Co.(a)                   3,454,763
     140,500    Bally Total Fitness Holding Corp.(a)            4,531,125
     102,900    Blyth Industries, Inc.(a)                       3,157,744
      39,200    Ethan Allen Interiors, Inc.                     1,972,250
     175,950    Fossil, Inc.(a)                                 3,403,540
      83,300    Furniture Brands International, Inc.(a)         2,457,350
     124,600    Interface, Inc.                                 4,882,763
     121,900    Knoll, Inc.(a)                                  3,847,472
     138,600    Media Arts Group, Inc.(a)                       2,694,038
     217,900    Musicland Stores Corp.(a)                       3,145,931
      54,000    Pier 1 Imports, Inc.                            1,299,375
     196,200    Pillowtex Corp.                                 9,172,350
      51,337    Promus Hotel Corp.(a)                           2,220,325
     174,600    ResortQuest International, Inc.(a)              2,651,738
      52,450    Robert Half International, Inc.(a)              2,655,281
      84,300    Ross Stores, Inc.                               3,719,738
     188,475    Sonic Corp.(a)                                  3,899,077
      92,400    Stage Stores, Inc.(a)                           4,308,150
     138,000    Stanley Furniture Co., Inc.(a)                  2,794,500
     106,200    Trans World Entertainment Corp.(a)              3,836,475
     102,500    Trendwest Resorts, Inc.(a)                      1,819,375
     188,200    WestPoint Stevens, Inc.(a)                      6,163,550
                                                          ---------------
                                                               80,591,160
                                                          ---------------
CONSUMER STAPLES (5.9%)
      80,800    Earthgrains Co.                                 4,267,250
      57,200    Henry Schein, Inc.(a)                           2,202,200
      76,900    International Home Foods, Inc.(a)               2,085,913
     142,200    Keebler Foods Co.(a)                            4,132,687
      93,600    Landry's Seafood Restaurants, Inc.(a)           2,120,630
      80,100    Richfood Holdings, Inc.                         1,957,444
      69,300    Suiza Foods Corp.(a)                            4,049,717
                                                          ---------------
                                                               20,815,841
                                                          ---------------
ENERGY (6.2%)
      32,600    Atwood Oceanics, Inc.(a)                        1,687,050

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
          SCHRODER U.S. SMALLER COMPANIES PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCK (continued)
ENERGY (continued)

      94,700    B.J. Service Co.(a)                       $     3,095,506
      50,800    Cooper Cameron Corp.(a)                         3,022,600
      85,000    Kuhlman Corp.                                   3,591,250
     178,672    Ocean Energy, Inc.(a)                           3,584,607
      99,300    Tosco Corp.                                     3,152,775
     148,900    Varco International, Inc.(a)                    3,880,705
                                                          ---------------
                                                               22,014,493
                                                          ---------------
FINANCIAL (11.8%)
     182,900    Allied Capital Corp.                            4,435,325
     116,400    AmerUs Life Holdings, Inc.                      3,724,800
      34,600    Annuity & Life Re Holdings(a)                     789,312
      73,800    Bank United Corp.                               3,690,000
      58,200    CMAC Investment Corp.                           3,521,100
      73,975    Commercial Federal Corp.                        2,464,292
      50,200    Cullen/Frost Bankers, Inc.                      2,720,213

      47,200    Duff & Phelps Credit Rating Co.                 2,714,000
      77,700    FBL Financial Group, Inc.                       2,180,455
      65,500    Fremont General Corp.                           3,745,781
      62,600    HealthCare Financial Partners, Inc.(a)          3,075,225
      80,600    Mutual Risk Management Ltd.                     2,826,038
      89,150    North Fork BanCorp, Inc.                        2,145,172
      82,639    Patriot American Hospitality, Inc.              1,978,176
      99,900    Waddell & Reed Financial, Inc.                  2,310,187
                                                          ---------------
                                                               42,320,076
                                                          ---------------
HEALTH CARE (6.1%)
     142,100    Centennial HealthCare Corp.(a)                  2,966,337
     112,500    Coventry Health Care, Inc.(a)                   1,631,250
      32,000    Express Scripts, Inc.(a)                        2,462,000
     156,700    Haemonetics Corp.(a)                            2,389,675
      69,600    Health Care & Retirement Corp.(a)               2,692,650
     135,500    Invacare Corp.                                  3,573,813
      74,500    Matria Healthcare, Inc.(a)                        302,656
      43,800    PSS World Medical, Inc.(a)                        547,500
      85,300    Protein Design Labs, Inc.(a)                    2,143,163
     106,400    Wesley Jessen VisionCare, Inc.(a)               2,872,800
                                                          ---------------
                                                               21,581,844
                                                          ---------------
TECHNOLOGY (9.6%)
     171,900    Antec Corp.(a)                                  3,292,966
     100,300    EG&G, Inc.                                      3,159,450
      70,900    Dallas Semiconductor Corp.                      2,388,443
     112,700    Evans & Sutherland Computer Corp.(a)            2,831,588
     151,600    INTERSOLV(a)                                    2,179,250
     270,100    MAPICS, Inc.(a)                                 4,760,513
     149,500    MicroTouch Systems, Inc.(a)                     2,392,000
     205,900    Pairgain Technologies, Inc.(a)                  3,217,188
          31    Structural Dynamics Research Corp.(a)                 785
     118,500    Symbol Technologies, Inc.                       4,169,718
      60,500    Thomas & Betts Corp.                            3,232,969
     108,400    Wang Laboratories, Inc.(a)                      2,601,600
                                                          ---------------
                                                               34,226,470
                                                          ---------------

See Notes to Financial Statements                         SCHRODER CAPITAL FUNDS

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -------------------------------------------------------------------------
          SCHRODER U.S. SMALLER COMPANIES PORTFOLIO (concluded)
- -------------------------------------------------------------------------

COMMON STOCK (continued)

TRANSPORTATION/SERVICES/MISCELLANEOUS (21.1%)
      99,300    Alexandria Real Estate Equities, Inc.     $     3,146,567
     100,400    Atlas Air, Inc.(a)                              3,551,650
     102,500    C.H. Robinson Worldwide, Inc.                   2,370,312
      71,300    CNF Transportation, Inc.                        2,927,756
       7,700    CORT Business Services Corp.(a)                   301,261
     161,400    Career Education Corp.(a)                       4,014,824
      20,000    Cavanaughs Hospitality Corp.(a)                   273,750
     121,950    Comair Holdings, Inc.                           3,246,919
     128,800    Cornell Corrections, Inc.(a)                    2,833,600
     102,400    Eastern Environmental Services, Inc.(a)         2,918,400
     177,800    Group Maintenance America Corp.(a)              3,333,750
     181,100    Ha-Lo Industries, Inc.(a)                       5,602,780
     112,400    INSpire Insurance Solutions, Inc.(a)            3,674,075
     161,800    Ivex Packaging Corp.(a)                         3,751,737
      80,900    Jacor Communications, Inc.(a)                   4,277,588
     942,600    Laidlaw Environmental Services, Inc.(a)         3,652,575
      83,800    Mac-Gray Corp.(a)                               1,204,625
     134,700    Manufactured Home Communities, Inc.             3,359,081
     161,700    Mesaba Holdings, Inc.(a)                        3,516,975
     168,800    RCM Technologies, Inc.(a)                       3,502,600
      83,900    RemedyTemp, Inc.(a)                             2,443,588
     161,300    Select Appointments Holdings Public Ltd.
                  Co.                                           4,657,537
     107,300    StaffMark, Inc.(a)                              3,943,275
      93,500    Superior Services, Inc.(a)                      2,863,438
                                                          ---------------
                                                               75,368,663
                                                          ---------------

TOTAL INVESTMENTS (93.3%)
  (COST $292,812,680)                                         332,103,179

OTHER ASSETS LESS LIABILITIES (6.7%)                           23,700,242
                                                          ---------------

TOTAL NET ASSETS (100.0%)                                 $   355,803,421
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                    SCHRODER GLOBAL GROWTH PORTFOLIO
- -----------------------------------------------------------------
AUSTRALIA (2.1%)
COMMON STOCK
       3,000    Australia & New Zealand Banking Group
                  Ltd.
                  FINANCE                                 $        21,308
       1,000    Brambles Industries Ltd.
                  SERVICES                                         20,293
       6,000    Foster's Brewing Group Ltd.
                  CONSUMER NON-DURABLES                            13,040
       2,000    Woodside Petroleum Ltd.
                  MATERIALS                                        11,499
                                                          ---------------
                                                                   66,140
                                                          ---------------
BELGIUM (0.3%)
COMMON STOCK
          41    Grupo Bruxelles Lambert
                  FINANCE                                           9,016
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
              SCHRODER GLOBAL GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------
CANADA (4.8%)
COMMON STOCK
       1,690    Amber Energy, Inc.
                  ENERGY                                  $        16,551
       2,000    Inco Ltd.
                  MATERIALS                                        20,550
       1,310    National Bank of Canada
                  FINANCE                                          26,740
         640    Northern Telecom Ltd.
                  SERVICES                                         41,039
         930    Precision Drilling Corp.
                  ENERGY                                           19,495
       3,530    Stelco, Inc.
                  MATERIALS                                        28,871
                                                          ---------------
                                                                  153,246
                                                          ---------------
CHILE, REPUBLIC OF (0.5%)
COMMON STOCK
         670    Compania de Telecomunicacion de Chile SA
                  ADR
                  SERVICES                                         14,866
                                                          ---------------
FRANCE (11.0%)
COMMON STOCK
         200    Accor SA
                  SERVICES                                         54,857
         125    Alcatel Alsthom
                  CAPITAL EQUIPMENT                                26,744
         320    Canal Plus
                  SERVICES                                         58,087
         220    Elf Aquitaine
                  ENERGY                                           30,558
         250    Groupe Danone
                  CONSUMER NON-DURABLES                            67,318
         350    Suez Lyonnaise des Eaux
                  MULTI-INDUSTRY                                   59,730
         250    Vivendi
                  MULTI-INDUSTRY                                   50,228

                                                          ---------------
                                                                  347,522
                                                          ---------------
GERMANY (8.3%)
COMMON STOCK
         145    Allianz AG
                  FINANCE                                          45,872
         640    Deutsche Bank AG
                  FINANCE                                          55,140
         500    Fresenius Medical Care AG
                  MATERIALS                                        33,206
       1,220    Hoechst AG
                  MATERIALS                                        60,904
          69    Mannesmann AG
                  CAPITAL EQUIPMENT                                67,537
                                                          ---------------
                                                                  262,659
                                                          ---------------

See Notes to Financial Statements                         SCHRODER CAPITAL FUNDS

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
              SCHRODER GLOBAL GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------
ITALY (3.7%)
COMMON STOCK
      35,040    Banca di Roma(a)
                  FINANCE                                 $        72,302
       5,920    Telecom Italia SpA
                  SERVICES                                         44,767
                                                          ---------------
                                                                  117,069
                                                          ---------------
JAPAN (7.8%)
COMMON STOCK
       1,000    Bridgestone Corp.
                  MATERIALS                                        22,805
       1,000    Credit Saison Co. Ltd.
                  FINANCE                                          20,063
       1,000    Fuji Photo Film Co.
                  CAPITAL EQUIPMENT                                33,847
       2,000    Matsushita Electric Industrial Co. Ltd.
                  CAPITAL EQUIPMENT                                31,321
       2,000    Mitsui Fudosan Co. Ltd.
                  FINANCE                                          16,180
       2,000    Sekisui House Ltd.
                  SERVICES                                         14,795
       2,000    Takeda Chemical Industries
                  CONSUMER DURABLES                                51,673
       8,000    Teijin Ltd.
                  MATERIALS                                        24,133
       1,000    Yamatake-Honeywell Co. Ltd.
                  CAPITAL EQUIPMENT                                10,104
       5,000    Yasuda Fire & Marine Insurance
                  SERVICES                                         21,578
                                                          ---------------
                                                                  246,499
                                                          ---------------
KOREA, REPUBLIC OF (1.0%)
COMMON STOCK
       3,000    Daewoo Heavy Industries
                  CAPITAL EQUIPMENT                                10,295
       1,100    LG Electronics
                  CONSUMER DURABLES                                10,317
         325    Samsung Electronics Co.
                  CONSUMER DURABLES                                12,353
                                                          ---------------
                                                                   32,965
                                                          ---------------
MEXICO (0.8%)
COMMON STOCK
       5,000    Grupo Carso SA de CV
                  MULTI-INDUSTRY                                   25,323
                                                          ---------------
NETHERLANDS (7.2%)
COMMON STOCK
       2,870    ABN Amro Holdings NV
                  SERVICES                                         69,568
         460    Aegon NV
                  FINANCE                                          36,862
         560    Baan Co. NV(a)
                  SERVICES                                         25,950
       1,340    Gucci Group NV-NY Shares
                  CONSUMER NON-DURABLES                            60,803

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
              SCHRODER GLOBAL GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

NETHERLANDS (continued)
COMMON STOCK (continued)

         350    Philips Electronics NV
                  CAPITAL EQUIPMENT                       $        33,290
                                                          ---------------
                                                                  226,473
                                                          ---------------
SINGAPORE (0.9%)
COMMON STOCK
       2,600    Development Bank of Singapore Ltd.(a)
                  FINANCE                                          15,687
       1,552    Singapore Press Holdings Ltd.
                  SERVICES                                         12,702
                                                          ---------------
                                                                   28,389
                                                          ---------------
SPAIN (3.6%)
COMMON STOCK
       3,110    Endesa SA
                  ENERGY                                           74,608
         851    Telefonica SA
                  SERVICES                                         38,075
                                                          ---------------
                                                                  112,683
                                                          ---------------
SWEDEN (1.5%)
COMMON STOCK
       1,130    Svenska Handelsbanken
                  SERVICES                                         47,619
RIGHTS
       1,130    Fastighets AB Balder(a)
                  SERVICES                                          1,097
                                                          ---------------
                                                                   48,716
                                                          ---------------
SWITZERLAND (2.8%)
COMMON STOCK
          41    Nestle SA
                  CONSUMER NON-DURABLES                            87,984
                                                          ---------------
UNITED KINGDOM (9.1%)
COMMON STOCK
       4,950    British Energy plc
                  ENERGY                                           45,609
       3,590    Cable & Wireless plc
                  SERVICES                                         40,572
       4,140    EMI Group plc
                  CONSUMER NON-DURABLES                            34,972
       3,570    Enterprise Oil plc
                  ENERGY                                           33,039
       3,140    Lloyds TSB Group plc
                  FINANCE                                          45,548
       5,510    LucasVarity plc
                  CAPITAL EQUIPMENT                                24,261
       8,600    Rolls-Royce plc(a)
                  CAPITAL EQUIPMENT                                40,917
         595    Zeneca Group plc
                  CONSUMER DURABLES                                24,151
                                                          ---------------
                                                                  289,069
                                                          ---------------



See Notes to Financial Statements                         SCHRODER CAPITAL FUNDS

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -------------------------------------------------------------------------
              SCHRODER GLOBAL GROWTH PORTFOLIO (concluded)
- -------------------------------------------------------------------------
UNITED STATES OF AMERICA (15.2%)
COMMON STOCK
         240    Allstate Corp.
                  SERVICES                                $        22,590
         320    American Home Products Corp.
                  CONSUMER NON-DURABLES                            15,460
         275    American International Group, Inc.
                  FINANCE                                          34,048
         260    BankAmerica Corp.
                  FINANCE                                          21,499
         230    Bristol-Myers Squibb Co.
                  CONSUMER NON-DURABLES                            24,725
         375    Cisco Systems, Inc.
                  CONSUMER DURABLES                                28,359
         503    Federal Home Loan Mortgage Corp.
                  FINANCE                                          22,887
         585    Gap, Inc.
                  CONSUMER DURABLES                                31,590
         290    General Electric Co.
                  CONSUMER DURABLES                                24,179
         420    McGraw-Hill Cos., Inc.
                  SERVICES                                         32,838
         200    Merck & Co., Inc.
                  CONSUMER NON-DURABLES                            23,413
         370    Procter & Gamble Co.
                  CONSUMER NON-DURABLES                            31,057
         700    Rite Aid Corp.
                  CONSUMER NON-DURABLES                            25,068
         430    Sun Microsystems, Inc.
                  CONSUMER DURABLES                                17,227
         310    Textron, Inc.
                  CAPITAL EQUIPMENT                                22,998
         405    Travelers Group, Inc.
                  SERVICES                                         24,705
         325    United Technologies Corp.
                  CAPITAL EQUIPMENT                                30,550
         420    Wal-Mart Stores, Inc.
                  CONSUMER NON-DURABLES                            23,178
         245    Xerox Corp.
                  CAPITAL EQUIPMENT                                25,174
                                                          ---------------
                                                                  481,545
                                                          ---------------

TOTAL INVESTMENTS (80.6%)
  (COST $2,333,587)                                             2,550,164

OTHER ASSETS LESS LIABILITIES (19.4%)                             612,368
                                                          ---------------

TOTAL NET ASSETS (100.0%)                                 $     3,162,532
                                                          ---------------
                                                          ---------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
CONTRACT TO SELL

CONTRACT                            UNDERLYING FACE   UNREALIZED
  DATE       CURRENCY      UNITS    AMOUNT OF VALUE  APPRECIATION
- ---------  ------------  ---------  ---------------  ------------
 6/19/98   Japanese Yen  11,500,000    $(82,990)        $6,740

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       SCHRODER EM CORE PORTFOLIO
- -----------------------------------------------------------------
ARGENTINA (3.7%)
COMMON STOCK
      40,100    Astra Cia Argentina de Petroleo SA
                  ENERGY                                  $        65,797
       3,877    Banco de Galicia y Buenos Aires SA de CV
                  ADR
                  FINANCE                                          79,478
       8,500    Compania Naviera Perez Companc SA
                  ENERGY                                           47,113
       3,200    Cresud SA ADR(a)
                  CONSUMER NON-DURABLES                            57,000
         900    Disco SA ADR(a)
                  CONSUMER NON-DURABLES                            31,163
      17,100    IRSA Inversiones y Representaciones S.A.
                  FINANCE                                          60,905
       3,500    Telecom Argentina ADR
                  SERVICES                                        108,500
       5,700    Telefonica de Argentina SA ADR
                  SERVICES                                        185,607
      11,100    YPF Sociedad Anonima ADR
                  ENERGY                                          344,794
                                                          ---------------
                                                                  980,357
                                                          ---------------
BOTSWANA (0.5%)
COMMON STOCK
      90,000    Sechaba Ord
                  CONSUMER NON-DURABLES                           144,860
                                                          ---------------
BRAZIL (14.5%)
COMMON STOCK
       7,800    Aracruz Celulose SA ADR
                  SERVICES                                        105,300
      24,300    Centrais Electricas Brasileiras SA
                  Electrobras
                  ENERGY                                          433,104
     200,000    Cia Cimento Portland Itau
                  MATERIALS                                        36,515
      10,769    Cia Ener de Minas Gerais ADR
                  ENERGY                                          352,525
      11,200    Companhia Brasileira de Distribuicao
                  Grupo Pao de Acucar
                  CONSUMER NON-DURABLES                           261,800
       7,800    Companhia Paranaense de Energia-Copel
                  ENERGY                                           77,512
      12,400    Petrol Brasileiro SA--Petrobas
                  ENERGY                                          242,570
       8,400    Telecomunicacoes Brasileiras SA Telebras
                  ADR
                  SERVICES                                        895,650
   1,040,000    Telecomunicacoes de Sao Paulp SA--Telesp
                  SERVICES                                        153,712
     590,000    Telecomunicacoes do Parana SA--Telepar
                  SERVICES                                        212,875
     590,000    Telepar Tel Parana(a)
                  SERVICES                                         80,021
   1,040,000    Telesp Tel Sao(a)
                  SERVICES                                         62,380
       8,300    Unibanco-Uniao Banco
                  FINANCE                                         259,894

See Notes to Financial Statements                         SCHRODER CAPITAL FUNDS

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
- -----------------------------------------------------------------

BRAZIL (continued)

PREFERRED STOCK
     108,000    Banco Itau SA PN
                  FINANCE                                 $        64,789
   5,540,000    Centrais Eletricas Brasileiras SA
                  Electrobras
                  ENERGY                                          184,474
      15,000    Companhia Vale do Rio Doce
                  ENERGY                                          306,473
     770,000    Petrol Brasileiro--Petrobras
                  ENERGY                                          150,626
                                                          ---------------
                                                                3,880,220
                                                          ---------------
CHILE, REPUBLIC OF (3.9%)
COMMON STOCK
      10,200    Banco BHIF
                  FINANCE                                         154,275
      10,800    Chilectra SA
                  ENERGY                                          263,026
       5,500    Compania Cervecerias Unidas SA
                  CONSUMER NON-DURABLES                           132,000
      13,200    Compania de Telecomunicacion de Chile SA
                  ADR
                  SERVICES                                        292,875
       9,900    Distribucion y Servico
                  SERVICES                                        156,544
       5,100    Quinenco SA ADR
                  SERVICES                                         48,450
                                                          ---------------
                                                                1,047,170
                                                          ---------------
CHINA, PEOPLES REPUBLIC OF (0.7%)
COMMON STOCK
       6,000    Huaneng Power International, Inc. ADR(a)
                  ENERGY                                          104,250
     120,000    Qingling Motors Co.
                  CAPITAL EQUIPMENT                                47,232
       9,000    Shanghai Industrial Holdings
                  MULTI-INDUSTRY                                   25,261
                                                          ---------------
                                                                  176,743
                                                          ---------------
CZECH REPUBLIC (1.4%)
COMMON STOCK
       2,970    SPT Telekom AS
                  SERVICES                                        381,976
                                                          ---------------
EGYPT (0.6%)
COMMON STOCK
      11,200    Commercial International Bank GDR
                  FINANCE                                         159,040
                                                          ---------------
GREECE (4.1%)
COMMON STOCK
       2,250    Alfa Credit Bank
                  FINANCE                                         234,937
       2,430    Delta Informatics SA
                  SERVICES                                        106,936
       9,400    Hellenic Bottling Co. SA
                  CONSUMER NON-DURABLES                           314,876
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
- -----------------------------------------------------------------

GREECE (continued)
COMMON STOCK (continued)

      10,880    Hellenic Telecommunication Organization
                  SA
                  SERVICES                                $       319,790
         864    National Bank of Greece
                  FINANCE                                         124,407
                                                          ---------------
                                                                1,100,946
                                                          ---------------
HONG KONG (3.2%)
COMMON STOCK
     244,000    Anhui Expressway Co. Ltd.
                  SERVICES                                         30,543
     223,000    Beijing Datang Power
                  MULTI-INDUSTRY                                   78,420
      38,000    Cheung Kong Infrastructure Holdings
                  CAPITAL EQUIPMENT                                84,346
     191,000    China Resources Beijing Land
                  FINANCE                                          88,735
      18,000    China Resources Enterprise Ltd.
                  FINANCE                                          21,022
      43,000    China Telecom (Hong Kong)(a)
                  SERVICES                                         76,855
      10,000    Citic Pacific Ltd.
                  FINANCE                                          24,325
      36,000    Cosco Pacific Ltd.
                  FINANCE                                          18,699
      82,400    Founder Hong Kong Ltd.
                  CAPITAL EQUIPMENT                                51,307
      57,000    Guangdong Kelon Electrical Holdings Co.
                  Ltd.
                  CONSUMER DURABLES                                54,434
      44,000    Guangnan Holdings
                  CONSUMER NON-DURABLES                            22,003
      62,000    Guangshen Railway
                  SERVICES                                          8,561
      64,000    Legend Holdings Ltd.(a)
                  CAPITAL EQUIPMENT                                22,505
      22,000    New World Development Co. Ltd.
                  MULTI-INDUSTRY                                   51,955
      44,000    New World Infrastructure(a)
                  CAPITAL EQUIPMENT                                77,790
      29,000    Ng Fung Hong Ltd.
                  CONSUMER NON-DURABLES                            24,700
     460,000    Yanzhou Coal Mining Co. Ltd.(a)
                  ENERGY                                           94,980
     125,000    Zhejiang Expressway Co. Ltd.
                  SERVICES                                         28,392
                                                          ---------------
                                                                  859,572
                                                          ---------------
HUNGARY (3.4%)
COMMON STOCK
       2,600    Gedeon Richter
                  CONSUMER NON-DURABLES                           219,830
       9,260    MOL Magyar Olaj GDR
                  ENERGY                                          211,822
      10,460    Matav RT ADR
                  SERVICES                                        292,880

See Notes to Financial Statements                         SCHRODER CAPITAL FUNDS

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
- -----------------------------------------------------------------

HUNGARY (continued)
COMMON STOCK (continued)

       4,600    OTP Bank GDR
                  FINANCE                                 $       192,050
                                                          ---------------
                                                                  916,582
                                                          ---------------
INDIA (6.7%)
COMMON STOCK
       4,000    BSES Ltd. GDR(a)
                  ENERGY                                           53,500
      14,000    Grasim Industries Ltd. GDR
 MATERIALS                                       108,850
      23,500    Great Eastern Shipping Co. GDR
                  MULTI-INDUSTRY                                  131,013
       8,000    Indian Hotels Co. Ltd. GDR(a)
                  SERVICES                                         88,500
       9,000    Indian Petrochemicals GDR
                  MATERIALS                                        38,250
       7,000    Larsen & Toubro GDR
                  MULTI-INDUSTRY                                   88,375
      25,700    Mahanagar Telephone GDR(a)
                  SERVICES                                        326,070
      18,000    Mahindra & Mahindra Ltd. GDR
                  CAPITAL EQUIPMENT                                90,000
       5,000    Ranbaxy Laboratories Ltd. GDR
                  MATERIALS                                        81,500
      27,900    Reliance Industries Ltd. GDS
                  MATERIALS                                       207,157
      22,000    State Bank of India GDR
                  FINANCE                                         305,250
         550    Tata Electric Co. GDR(b)
                  ENERGY                                          126,445
      11,500    Videsh Sanchar Nigam Ltd. GDR(a)
                  SERVICES                                        135,125
                                                          ---------------
                                                                1,780,035
                                                          ---------------
INDONESIA (1.2%)
COMMON STOCK
       3,500    Gulf Indonesia Resources Ltd.(a)
                  ENERGY                                           43,532
      15,000    PT Gudang Garam
                  CONSUMER NON-DURABLES                            11,018
      44,000    PT HM Sampoerna
                  CONSUMER NON-DURABLES                            14,795
      94,000    PT Indofoods Sukses Makmur
                  CONSUMER NON-DURABLES                            13,102
      29,000    PT Indostat ADR
                  SERVICES                                         38,367
     149,000    PT Telekomunikasi Indonesia
                  SERVICES                                         49,447
TREASURY BILLS
     138,994    Bank Indonesia Treasury Bill, 5.05%, due
                  6/1/98                                          138,994
                                                          ---------------
                                                                  309,255
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
- -----------------------------------------------------------------
ISRAEL (4.9%)
COMMON STOCK
      14,930    Bank Hapoalim Ltd.
                  FINANCE                                 $        45,880
     290,300    Bank Leumi Le-Israel
                  FINANCE                                         586,256
      18,970    Blue Square-Israel Ltd.
                  CONSUMER NON-DURABLES                           275,065
       9,600    Teva Pharmaceutical Industries Ltd. ADR
                  MATERIALS                                       393,600
                                                          ---------------
                                                                1,300,801
                                                          ---------------
KOREA, REPUBLIC OF (4.8%)
COMMON STOCK
      17,000    Daewoo Heavy Industries
                  CAPITAL EQUIPMENT                                58,337
      26,323    Kookmin Bank(a)
                  FINANCE                                         129,978
       6,000    Korea Electric Power Corp.
                  ENERGY                                           60,107
      19,210    LG Electronics
                  CONSUMER DURABLES                               180,158
       3,000    LG Information & Communication Ltd.
                  CAPITAL EQUIPMENT                                70,338
       1,500    Pohang Iron & Steel Co. Ltd.(b)
                  MATERIALS                                        61,725
         123    SK Telecom Co. Ltd.(b)
                  SERVICES                                         56,700
       7,440    Samsung Display Devices Co.
                  CAPITAL EQUIPMENT                               263,770
       7,850    Samsung Electronics Co.
                  CONSUMER DURABLES                               298,383
       8,000    Samsung Heavy Industries(a)
                  CAPITAL EQUIPMENT                                48,085
      16,000    Shinhan Bank(a)
                  FINANCE                                          62,523
                                                          ---------------
                                                                1,290,104
                                                          ---------------
LUXEMBOURG (0.3%)
COMMON STOCK
       9,400    Quilmes Industrial SA ADR
                  CONSUMER NON-DURABLES                            90,475
                                                          ---------------
MALAYSIA (0.7%)
COMMON STOCK
       7,000    Berjaya Sports Toto Berhad
                  SERVICES                                         14,672
      34,000    Magnum Corp. Berhad
                  SERVICES                                         17,884
      18,000    Resorts World Berhad
                  SERVICES                                         27,887
      18,000    Tanjong PLC
                  SERVICES                                         29,762
      11,000    Telekom Malaysia Berhad
                  SERVICES                                         25,205

See Notes to Financial Statements                         SCHRODER CAPITAL FUNDS

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
- -----------------------------------------------------------------

MALAYSIA (continued)
COMMON STOCK (continued)

      37,000    Tenaga Nasional Berhad
                  ENERGY                                  $        61,176
                                                          ---------------
                                                                  176,586
                                                          ---------------
MAURITIUS (0.3%)
COMMON STOCK
     135,000    State Bank of Mauritius Ltd.(a)
                  FINANCE                                          90,320
                                                          ---------------
MEXICO (12.4%)
COMMON STOCK
     120,000    Cemex SA
                  de CV
                  MATERIALS                                       494,782
     228,000    Cifra SA de CV
                  SERVICES                                        318,104
      37,000    Consorcio ARA S.A.(a)
                  CAPITAL EQUIPMENT                               142,275
     245,000    Controladora Comercial Mexicana SA de CV
                  SERVICES                                        240,108
      20,200    Desc SA de CV
                  MULTI-INDUSTRY                                  113,648
       9,600    Fomento Economico Mexica SA
                  de CV
                  CONSUMER NON-DURABLES                           319,056
      22,500    Grupo Carso SA de CV
                  MULTI-INDUSTRY                                  113,955
      17,700    Grupo Financiero Banamax Accivl SA de
                  CV(a)
                  FINANCE                                          44,170
     243,000    Grupo Financiero Bancomer
                  FINANCE                                         121,830
      94,222    Grupo Industrial Bimbo SA
                  CONSUMER NON-DURABLES                           207,340
      35,000    Grupo Industrial Saltillo SA de CV
                  MATERIALS                                       127,043
       6,400    Grupo Televisa SA(a)
                  SERVICES                                        250,000
      66,000    Sistema Argos SA de CV
                  CONSUMER NON-DURABLES                            63,335
       8,400    TV Azteca SA de CV

                  SERVICES                                        121,275
      11,300    Telefonos de Mexico SA ADS
                  SERVICES                                        536,044
       6,000    Tubos de Acero de Mexico SA ADR
                  MATERIALS                                        89,625
RIGHTS
       3,600    Cemex SA de CV(a)
                  MATERIALS                                         1,232
                                                          ---------------
                                                                3,303,822
                                                          ---------------
PAKISTAN (0.2%)
COMMON STOCK
       4,800    Hub Power Co. Ltd.
                  ENERGY                                           45,600
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
- -----------------------------------------------------------------
PERU (0.9%)
COMMON STOCK
       5,800    CPT Telefonica del Peru SA ADS
                  SERVICES                                $       125,425
       7,370    Credicorp Ltd.
                  FINANCE                                         116,999
                                                          ---------------
                                                                  242,424
                                                          ---------------
PHILIPPINES (1.8%)
COMMON STOCK
     322,000    Ayala Land, Inc.
                  SERVICES                                        109,538
   1,155,000    Digital Telecommunications Philippines,
                  Inc.(a)
                  SERVICES                                         46,853
      37,000    Manila Electric Company
                  "B" Shares
                  ENERGY                                          109,242
       8,000    Philippine Long Distance Telephone Co.
                  SERVICES                                        205,391
                                                          ---------------
                                                                  471,024
                                                          ---------------
POLAND (2.3%)
COMMON STOCK
         800    Bank Przemslowo-Handlowy SA
                  FINANCE                                          59,353
      35,000    Elektrim Spolka Akcyjna SA
                  MULTI-INDUSTRY                                  460,183
      14,000    WBK Ord
                  FINANCE                                         100,258
                                                          ---------------
                                                                  619,794
                                                          ---------------
RUSSIA (2.4%)
COMMON STOCK
      13,210    Gazprom ADR
                  ENERGY                                          184,611
       4,010    Lukoil Holding ADR
                  ENERGY                                          165,118
       8,200    Pliva DD GDR
                  MATERIALS                                       134,890
       8,720    Unified Energy Systems
                  ENERGY                                          153,356
                                                          ---------------
                                                                  637,975
                                                          ---------------
SOUTH AFRICA (9.2%)
COMMON STOCK
      10,900    ABSA Group Ltd.
                  FINANCE                                          85,619
       4,400    Anglo American Corp. of South Africa
                  Ltd.
                  FINANCE                                         210,784
       3,000    Anglo American Industrial Corp.
                  MULTI-INDUSTRY                                   88,441
      28,463    Barlow Ltd.
                  MULTI-INDUSTRY                                  233,236
       7,180    Dimension Data Holdings Ltd.(a)
                  FINANCE                                          48,043
      13,000    Ellerine Holdings Ltd.
                  CONSUMER DURABLES                               111,191

See Notes to Financial Statements                         SCHRODER CAPITAL FUNDS

 SCHEDULES OF INVESTMENTS  (CONCLUDED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
- -----------------------------------------------------------------

SOUTH AFRICA (continued)
COMMON STOCK (continued)

      15,000    Fedsure Holdings Ltd.
                  FINANCE                                 $       230,993
     180,900    FirstRand Ltd.
                  FINANCE                                         352,608
      27,000    Ingwe Coal Corp.
                  ENERGY                                           95,306
      26,700    LA Retail Stores Ltd.
                  CONSUMER DURABLES                                84,408
      78,000    Malbak Ltd.
                  MATERIALS                                        70,345
      39,300    Nampak Ltd.
                  MATERIALS                                       137,200
      22,800    Rembrandt Group Ltd.
                  MULTI-INDUSTRY                                  187,714
      24,600    Sasol Ltd.
                  MULTI-INDUSTRY                                  195,617
       9,200    South African Breweries Ltd.
                  MULTI-INDUSTRY                                  259,441
      15,000    South African Druggists Ltd.
                  MATERIALS                                        78,549
                                                          ---------------
                                                                2,469,495
                                                          ---------------
TAIWAN (3.8%)
COMMON STOCK
      26,000    Acer, Inc. GDR(a)
                  SERVICES                                        188,500
       6,000    Asustek Computer, Inc.(a)
                  CAPITAL EQUIPMENT                               110,251
       7,000    Fubon Insurance Co. Ltd. GDR(a)
                  FINANCE                                         127,750
      13,000    ROC Taiwan Fund
                  FINANCE                                          93,438
       9,520    Siliconware Precision Industries Co.(a)
                  ENERGY                                           78,064
       6,500    Taiwan Fund, Inc.
                  FINANCE                                          91,406
      13,300    Taiwan Semiconductor Manufacturing
                  Co.(a)
                  ENERGY                                          251,038
       8,000    Teco Electric & Machinery GDR
                  MULTI-INDUSTRY                                   86,800
                                                          ---------------
                                                                1,027,247
                                                          ---------------
THAILAND (1.1%)
COMMON STOCK
       7,000    Advanced Info Service
                  Public Co. Ltd.
                  SERVICES                                         38,129
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -------------------------------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (concluded)
- -------------------------------------------------------------------------

THAILAND (continued)
COMMON STOCK (continued)

      28,000    Bangkok Bank Public Co. Ltd.
                  FINANCE                                 $        57,192
      26,000    Electricity Generating
                  Public Co. Ltd.
                  ENERGY                                           41,843
      12,000    PTT Exploration & Production Public Co.
                  Ltd.
                  ENERGY                                          103,987
      31,000    Thai Farmers Bank Public Co. Ltd.
                  FINANCE                                          47,202
                                                          ---------------
                                                                  288,353
                                                          ---------------
TURKEY (0.6%)
COMMON STOCK
   3,324,675    Akbank T.A.S.
                  FINANCE                                          97,814
     234,000    Netas Telekomunik(a)
                  CAPITAL EQUIPMENT                                68,844
      15,200    Turkiye Is Bankasi (Isbank)
                  FINANCE                                             617
                                                          ---------------
                                                                  167,275
                                                          ---------------
VENEZUELA (0.5%)
COMMON STOCK
       4,100    Compania Anonima
                  SERVICES                                        126,332
                                                          ---------------
ZIMBABWE (0.2%)
COMMON STOCK
      69,000    NMBZ Holdings Ltd.
                  FINANCE                                          51,750
                                                          ---------------

TOTAL INVESTMENTS (90.3%)
  (COST $26,482,507)                                           24,136,133

OTHER ASSETS LESS LIABILITIES (9.7%)                            2,593,902
                                                          ---------------

TOTAL NET ASSETS (100.0%)                                 $    26,730,035
                                                          ---------------
                                                          ---------------

(a) Non-income producing security.

(b) Valued pursuant to methodology approved by the Board of Trustees.

ADR--American Depositary Receipts

GDR--Global Depositary Receipts

GDS--Global Depositary Shares

See Notes to Financial Statements                         SCHRODER CAPITAL FUNDS